UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2021

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COMM	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

In the Current Report on Form 8-K filed by CommScope Holding Company, Inc. (the “Company”) on October 25, 2021 (the “Initial Form 8-K”), the Company announced the appointment of Kyle D. Lorentzen as Executive Vice President and Chief Financial Officer, effective November 1, 2021. At the time of the filing of the Initial Form 8-K, the Company had not yet finalized the details of any changes to Mr. Lorentzen’s compensation in his new role with the Company. This Current Report on Form 8-K/A amends the Initial Form 8-K to disclose certain changes to Mr. Lorentzen’s compensation in connection with his appointment as Chief Financial Officer of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2021, the Compensation Committee of the Board of Directors (the “Committee”) of CommScope Holding Company, Inc. (the “Company”) approved changes to the compensation of Kyle D. Lorentzen, in connection with his appointment as Executive Vice President and Chief Financial Officer. Effective as of November 1, 2021 (the date on which Mr. Lorentzen became Chief Financial Officer), the Committee approved an increase in Mr. Lorentzen’s annual base salary to $675,000 per year, and an increase in the target annual bonus amount for which he is eligible to 95% of this base salary, subject to achievement of performance goals established by the Committee.

The Committee also approved the grant of $175,000 in aggregate value of restricted stock units to Mr. Lorentzen, to be granted on December 1, 2021, which will vest in equal annual installments on the first three anniversaries of the grant date subject to his continued service with the Company. The number of restricted stock units to be granted will be based upon the closing price of the Company’s common stock on the grant date. The form award certificate that will be used for Mr. Lorentzen’s restricted stock unit award was previously filed as Exhibits 10.2 of the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 1, 2020, and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2021		COMMSCOPE HOLDING COMPANY, INC.

	By:	/s/ Justin C. Choi
		Name:	Justin C. Choi
		Title:	Senior Vice President, Chief Legal Officer
and Secretary